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                                                                   Exhibit 10.23

                         Metaphore Pharmaceuticals, Inc.
                           One Bridge Plaza, Suite 500
                               Fort Lee, NJ 07024

                                                               December 28, 2005

ActivBiotics, Inc.
110 Hartwell Avenue
Lexington, MA 02421

Ladies and Gentlemen:

     Reference is hereby made to the Agreement and Plan of Merger and Reorganization, dated as of December 7, 2005 ("Merger Agreement") by and among ActivBiotics, Inc., Metaphore Acquisition Co., Metaphore Pharmaceuticals, Inc. and the Stockholder Representatives party thereto (collectively, the "Parties"). Capitalized terms used herein but not otherwise defined herein shall have such meanings as defined in the Merger Agreement.

     Notwithstanding anything to the contrary contained in the Merger Agreement, the Parties hereby agree as follows:

     1. The current action entitled Daniela Salvemini PhD vs. Metaphore Pharmaceuticals, Inc. and Alan W. Dunton M.D. (Superior Court of New Jersey, Bergen County (Docket No. L-2076-05) (the "Salvemini Matter"), set forth on
Schedule 6.17 of the Company Disclosure Schedule shall be considered a D&O Claim for which ABI and the Surviving Corporation shall indemnify and hold harmless Alan W. Dunton, M.D., in accordance with Section 8.12 of the Merger Agreement. The Parties further agree that if at any time ABI or the Surviving Corporation is required to provide indemnification to Mr. Dunton pursuant to Section 8.12 of the Merger Agreement in connection with the Salvemini Matter, then ABI or the Surviving Corporation shall have the right to make a claim for indemnification therefor pursuant to Section 13.3 of the Merger Agreement.

     2. Except as modified hereby the Merger Agreement remains in full force and effect.

[SIGNATURE PAGE TO FOLLOW]

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     Please confirm your agreement to the foregoing by signing the enclosed duplicate of this letter.

ABI:

ACTIVBIOTICS, INC.


By: /s/ STEVEN C. GILMAN
    ---------------------------------
    Name: Steven C. Gilman
    Title: President & CEO


Merger Sub:

METAPHORE ACQUISITION CO.


By: /s/ STEVEN C. GILMAN
    ---------------------------------
    Name: Steven C. Gilman
    Title: President


Company:

METAPHORE PHARMACEUTICALS, INC.


By: /s/ Alan W. Dunton M.D.
    ---------------------------------
    Name: ALAN W. DUNTON M.D.
    Title: President & CEO